Exhibit 10.1

EXTENSION AGREEMENT

Bank of America, N.A.,
as Administrative Agent
under the Five-Year Credit Agreement referred to below

Ladies and Gentlemen:

The undersigned hereby agrees to extend, effective August 24, 2019, the Commitment Termination Date under the Five-Year Credit Agreement dated as of August 24, 2018 (as amended from time to time, the “Five-Year Credit Agreement”) among, inter alios, Lockheed Martin Corporation, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, for one year to August 24, 2024. Terms defined in the Five-Year Credit Agreement are used herein with the same meaning.

This Extension Agreement shall be construed in accordance with and governed by the laws of the State of New York.

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AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
By: /s/ Robert Grillo
Name: Robert Grillo
Title: Director

BANK OF AMERICA, N.A.
By: /s/ Prathamesh Kshirsagar
Name: Prathamesh Kshirsagar
Title: Vice President

BARCLAYS BANK PLC
By: /s/ Craig Malloy
Name: Craig Malloy
Title: Director

CITIBANK, N.A.
By: /s/ Brian Reed
Name: Brian Reed
Title: Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director

By: /s/ Gary Herzog
Name: Gary Herzog
Title: Managing Director

CREDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH
By: /s/ Eugene Kenny
Name: Eugene Kenny
Title: Vice President

By: /s/ Nicolas Regent
Name: Nicolas Regent
Title: Vice President

GOLDMAN SACHS BANK USA
By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A.
By: /s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

LLOYDS BANK CORPORATE MARKETS PLC
By: /s/ Kamala Basdeo
Name: Kamala Basdeo
Title: Assistant Manager, Transaction Execution, Category A B002

By: /s/ Tina Wong
Name: Tina Wong
Title: Assistant Manager, Transaction Execution, Category A W011

MIZUHO BANK, LTD.
By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.
By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

MUFG BANK, LTD., as Lender
By: /s/ Thomas Sterr
Name: Thomas Sterr
Title: Authorized Signatory

THE NORTHERN TRUST COMPANY, as Lender
By: /s/ Kimberly A. Crotty
Name: Kimberly A. Crotty
Title: Vice President

RIYAD BANK, HOUSTON AGENCY
By: /s/ Michael Meiss
Name: Michael Meiss
Title: General Manager

By: /s/ Manny Cafeo
Name: Manny Cafeo
Title: Vice President, Operations Manager

ROYAL BANK OF CANADA
By: /s/ Richard C. Smith
Name: Richard C. Smith
Title: Authorized Signatory

STATE STREET BANK AND TRUST COMPANY
By: /s/ Busola Laguda
Name: Busola Laguda
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION
By: /s/ Michael Maguire
Name: Michael Maguire
Title: Executive Director

THE TORONTO DOMINION BANK, NEW YORK BRANCH
By: /s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION
By: /s/ Ken Gorski
Name: Ken Gorski
Title: Vice President

UNICREDIT BANK AG, NEW YORK BRANCH
By: /s/ Filippo Pappalardo
Name: Filippo Pappalardo
Title: Managing Director

By: /s/ Tommaso Maiocchi
Name: Tommaso Maiocchi
Title: Associate Director

WELLS FARGO BANK, N.A.
By: /s/ Adam Spreyer
Name: Adam Spreyer
Title: Director

Agreed and accepted:

LOCKHEED MARTIN CORPORATION
By: /s/ John W. Mollard
Name: John W. Mollard
Title: Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent
By: /s/ Kyle D. Harding
Name: Kyle D. Harding
Title: Assistant Vice President